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                                                    EX-10.18




               INDEMNIFICATION AGREEMENT
               -------------------------


           AGREEMENT, effective as of --------------, 19----,

between Anheuser-Busch Companies, Inc., a Delaware

corporation (the "Company"), and --------------- (the

"Indemnitee").

          WHEREAS, it is essential to the Company to retain

and attract as directors [and executive officers] the most

capable persons available;

          WHEREAS, Indemnitee is a [director/executive

officer] of the Company;

          WHEREAS, both the Company and Indemnitee recognize

the increased risk of litigation and other claims being

asserted against directors of public companies in today's

environment;

          WHEREAS, the Restated Certificate of Incorporation

and the By-laws of the Company require the Company to

indemnify and advance expenses to its directors to the full

extent permitted by law and the Indemnitee has been serving

and continues to serve as a director [or executive officer]

of the Company in part in reliance on such Restated

Certificate of Incorporation and By-laws;

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            WHEREAS, in recognition of Indemnitee's need for

substantial protection against personal liability in Order

to enhance Indemnitee's continued service to the Company in

an effective manner and Indemnitee's reliance on the

aforesaid Restated Certificate of Incorporation and

By-laws, and in part to provide Indemnitee with specific

contractual assurance that the protection promised by such

Restated Certificate of Incorporation and By-laws will be

available to Indemnitee (regardless of, among other things,

any amendment to or revocation of such Restated Certificate

of Incorporation and By-laws or any change in the

composition of the Company's Board of Directors or

acquisition transaction relating to the Company), and in

order to induce Indemnitee to continue to provide services

to the Companyias a director [or executive officer]

thereof, the Company wishes to provide in this Agreement

for the indemnification of and the advancing of expenses to

Indemnitee to the full extent (whether partial or complete)

permitted by law and as set forth in this Agreement, and,

to the extent insurance is maintained, for the continued

coverage of Indemnitee under the Company's directors' and

officers' liability insurance policies;

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          NOW, THEREFORE, in consideration of the premises

and of Indemnitee continuing to serve the Company directly

or, at its request, with another enterprise, and intending

to be legally bound hereby, the parties hereto agree as

follows:

     1.  Certain Definitions:
         -------------------

         (a)      Change in Control:  shall be deemed to have
                  -----------------
                  occurred if (i) any "person" (as such term is

                  used in Sections 13(d) and 14(d) of the

                  Securities Exchange Act of 1934, as amended),

                  other than a trustee or other fiduciary

                  holding securities under an employee benefit

                  plan of the Company or a corporation owned

                  directly or indirectly by the stockholders of

                  the Company in substantially the same

                  proportions as their ownership of stock of

                  the Company, is or becomes the "beneficial

                  owner" (as defined in Rule 13d-3 under said

                  Act), directly or indirectly, of securities

                  of the Company representing 20% or more of

                  the total voting power represented by the

                  Company's then outstanding Voting Securities,

                  or (ii) during any period of two consecutive

                  years, individuals who at the beginning of

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                  such period constitute the Board of Directors

                  of the Company and any new director whose

                  election by the Board of Directors or

                  nomination for election by the Company's

                  stockholders was approved by a vote of at

                  least two-thirds (2/3) of the directors then

                  still in office who either were directors at

                  the beginning of the period or whose election

                  or nomination for election was previously so

                  approved, cease for any reason to constitute

                  a majority thereof, or (iii) the stockholders

                  of the Company approve a merger or

                  consolidation of the Company with any other

                  corporation, other than a merger or

                  consolidation which would result in the

                  Voting Securities of the Company outstanding

                  immediately prior thereto continuing to

                  represent (either by remaining outstanding or

                  by being converted into Voting Securities of

                  the surviving entity) at least 80% of the

                  total voting power represented by the Voting

                  Securities of the Company or such surviving

                  entity outstanding immediately after such

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                  merger or consolidation, or the stockholders

                  of the Company approve a plan of complete

                  liquidation of the Company or an agreement

                  for the sale or disposition by the Company

                  (in one transaction or a series of

                  transactions) of all or substantially all the

                  Company's assets.

      (b)         Claim:  any threatened, pending or completed
                  -----
                  action, suit or proceeding, or any inquiry,

                  hearing or investigation, whether conducted

                  by the Company or any other party, that

                  Indemnitee in good faith believes might lead

                  to the institution of any such action, suit

                  or proceeding, whether civil, criminal,

                  administrative, investigative or other.

     (c)          Expenses:  include attorneys' fees and all
                  --------
                  other costs, expenses and obligations paid or

                  incurred in connection with investigating,

                  defending, being a witness in or

                  participating in (including on appeal), or

                  preparing to defend, be a witness in or

                  participate in any Claim relating to any

                  Indemnifiable Event.

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   (d)            Indemnifiable Event:  any event or
                  -------------------
                  occurrence related to the fact that

                  Indemnitee is or was a director,

                  officer, employee, agent or

                  fiduciary of the Company, or is or

                  was serving at the request of the

                  Company as a director, officer,

                  employee, trustee, agent or

                  fiduciary of another corporation,

                  partnership, joint venture, employee

                  benefit plan, trust or other

                  enterprise, or by reason of anything

                  done or not done by Indemnitee in

                  any such capacity.

   (e)            Potential Change in Control:
                  ---------------------------

                  shall be deemed to have occurred if

                  (i) the Company enters into an

                  agreement or arrangement, the

                  consummation of which would result

                  in the occurrence of a Change in

                  Control; (ii) any person (including

                  the Company) publicly announces an

                  intention to take or to consider

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                  taking actions which if consummated

                  would constitute a Change in

                  Control; (iii) any person, other

                  than a trustee or other fiduciary

                  holding securities under an employee

                  benefit plan of the Company acting

                  in such capacity or a corporation

                  owned, directly or indirectly, by

                  the stockholders of the Company in

                  substantially the same proportions

                  as their ownership of stock of the

                  Company, who is or becomes the

                  beneficial owner, directly or

                  indirectly, of securities of the

                  Company representing 10% or more of

                  the combined voting power of the

                  Company's then outstanding Voting

                  Securities, increases his beneficial

                  ownership of such securities by 5%

                  or more over the percentage so owned

                  by such person on the date hereof;

                  or (iv) the Board adopts a

                  resolution to the effect that, for

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                  purposes of this Agreement, a

                  Potential Change in Control has

                  occurred.

    (f)           Reviewing Party:  any appropriate
                  ---------------

                  person or body consisting of a

                  member or members of the Company's

                  Board of Directors or any other

                  person or body appointed by the

                  Board (including the special,

                  independent counsel referred to in

                  Section 3) who is not a party to the

                  particular Claim for which

                  Indemnitee is seeking

                  indemnification.

    (g)           Voting Securities:  any securities
                  -----------------

                  of the Company which vote generally

                  in the election of directors.

    2.      Basic Indemnification Arrangement.  (a)
            ---------------------------------

In the event Indemnitee was, is or becomes a party

to or witness or other participant in, or is

threatened to be made a party to or witness or

other participant in, a Claim by reason of (or

arising in part out of) an Indemnifiable Event,

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the Company shall indemnify Indemnitee to the

fullest extent permitted by law, as soon as

practicable but in any event no later than thirty

days after written demand is presented to the

Company, against any and all Expenses, judgments,

fines, penalties and amounts paid in settlement

(including all interest, assessments and other

Charges paid or payable in connection with or in

respect of such Expenses, judgments, fines,

penalties or amounts paid in settlement) of such

Claim and any federal, state, local or foreign

taxes imposed on the Indemnitee as a result of the

actual or deemed receipt of any payments under

this Agreement (including the creation of the

Trust).  Notwithstanding anything in this

Agreement to the contrary and except as provided

in Section 5, prior to a Change in Control

Indemnitee shall not be entitled to

indemnification pursuant to this Agreement in

connection with any Claim initiated by Indemnitee

against the Company or any director or officer of

the Company unless the Company has joined in or

consented to the initiation of such Claim.  If so

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requested by Indemnitee, the Company shall advance

(within two business days of such request) any and

all Expenses to Indemnitee (an "Expense Advance").

          (b)  Notwithstanding the foregoing,

(i) the obligations of the Company under Section

2(a) shall be subject to the condition that the

Reviewing Party shall not have determined (in a

written opinion, in any case in which the special,

independent counsel referred to in Section 3

hereof is involved) that Indemnitee would not be

permitted to be indemnified under applicable law,

and (ii) the obligation of the Company to make an

Expense Advance pursuant to Section 2(a) shall be

subject to the condition that, if, when and to the

extent that the Reviewing Party determines that

Indemnitee would not be permitted to be so

indemnified under applicable law, the Company

shall be entitled to be reimbursed by Indemnitee

(who hereby agrees to reimburse the Company) for

all such amounts theretofore paid; provided,

however, that if Indemnitee has commenced legal

proceedings in a court of competent jurisdiction

to secure a determination that Indemnitee should

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be indemnified under applicable law, any

determination made by the Reviewing Party that

Indemnitee would not be permitted to be

indemnified under applicable law shall not be

binding and Indemnitee shall not be required to

reimburse the Company for any Expense Advance

until a final judicial determination is made with

respect thereto (as to which all rights of appeal

therefrom have been exhausted or lapsed).

Indemnitee's obligation to reimburse the Company

for Expense Advances shall be unsecured and no

interest shall be charged thereon.  If there has

not been a Change in Control the Reviewing Party

shall be selected by the Board of Directors, and

if there has been such a Change in Control (other

than a Change in Control which has been approved

by a majority of the Company's Board of Directors

who were directors immediately prior to such

Change in Control), the Reviewing Party shall be

the special, independent counsel referred to in

Section 3 hereof.  If there has been no

determination by the Reviewing Party or if the

Reviewing Party determines that Indemnitee

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substantively would not be permitted to be

indemnified in whole or in part under applicable

law, Indemnitee shall have the right to commence

litigation in any court in the States of Missouri

or Delaware having subject matter jurisdiction

thereof and in which venue is proper seeking an

initial determination by the court or challenging

any such determination by the Reviewing Party or

any aspect thereof, and the Company hereby

consents to service of process and to appear in

any such proceeding.  Any determination by the

Reviewing Party otherwise shall be conclusive and

binding on the Company and Indemnitee.

     3.  Change in Control.  The Company agrees
         -----------------

that if there is a Change in Control of the

Company (other than a Change in Control which has

been approved by a majority of the Company's Board

of Directors who were directors immediately prior

to such Change in Control) then with respect to

all matters thereafter arising concerning the

rights of Indemnitee to indemnity payments and

Expense Advances under this Agreement or any other

agreement or under applicable law or the Company's

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Restated Certificate of Incorporation or By-laws

now or hereafter in effect relating to Claims for

Indemnifiable Events, the Company shall seek legal

advice only from special, independent counsel

selected by Indemnitee and approved by the Company

(which approval shall not be unreasonably

withheld), and who has not otherwise performed

services for the Company within the last [10]

years (other than in connection with such matters)

or Indemnitee.  Such independent counsel shall not

include any person who, under the applicable

standards of professional conduct then prevailing,

would have a conflict of interest in representing

either the Company or Indemnitee in an action to

determine Indemnitee's rights under this

Agreement.  Such counsel, among other things,

shall render its written opinion to the Company

and Indemnitee as to whether and to what extent

the Indemnitee would be permitted to be

indemnified under applicable law.  The Company

agrees to pay the reasonable fees of the special,

independent counsel referred to above and to

indemnify fully such counsel against any and all

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expenses (including attorneys' fees), claims,

liabilities and damages arising out of or relating

to this Agreement or the engagement of special,

independent counsel pursuant hereto.

     4.     Establishment of Trust.  In the event of a
            ----------------------

Potential Change in Control, the Company shall,

upon written request by Indemnitee, create a Trust

for the benefit of the Indemnitee and from time to

time upon written request of Indemnitee shall fund

such Trust in an amount sufficient to satisfy any

and all Expenses reasonably anticipated at the

time of each such request to be incurred in

connection with investigating, preparing for and

defending any Claim relating to an Indemnifiable

Event, and any and all judgments, fines, penalties

and settlement amounts of any and all Claims

relating to an Indemnifiable Event from time to

time actually paid or claimed, reasonably

anticipated or proposed to be paid.  The amount or

amounts to be deposited in the Trust pursuant to

the foregoing funding obligation shall be

determined by the Reviewing Party, in any case in

which the special, independent counsel referred to

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above is involved.  The terms of the Trust shall

provide that upon a Change in Control (i) the

Trust shall not be revoked or the principal

thereof invaded, without the written consent of

the Indemnitee, (ii) the Trustee shall advance,

within two business days of a request by the

Indemnitee, any and all Expenses to the Indemnitee

(and the Indemnitee hereby agrees to reimburse the

Trust under the circumstances under which the

Indemnitee would be required to reimburse the

Company under Section 2(b) of this Agreement),

(iii) the Trust shall continue to be funded by the

Company in accordance with the funding obligation

set forth above, (iv) the Trustee shall promptly

pay to the Indemnitee all amounts for which the

Indemnitee shall be entitled to indemnification

pursuant to this Agreement or otherwise, and (v)

all unexpended funds in such Trust shall revert to

the Company upon a final determination by the

Reviewing Party or a court of competent

jurisdiction, as the case may be, that the

Indemnitee has been fully indemnified under the

terms of this Agreement.  The Trustee shall be

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chosen by the Indemnitee.  Nothing in this Section

4 shall relieve the Company of any of its

obligations under this Agreement.  All income

earned on the assets held in the Trust shall be

reported as income by the Company for federal,

state, local and foreign tax purposes.

     5.     Indemnification for Additional Expenses.
            ---------------------------------------

The Company shall indemnify Indemnitee against any

and all expenses (including attorneys' fees) and,

if requested by Indemnitee, shall (within two

business days of such request) advance such

expenses to Indemnitee, which are incurred by

Indemnitee in connection with any claim asserted

against or action brought by Indemnitee for (i)

indemnification or advance payment of Expenses by

the Company under this Agreement or any other

agreement or under applicable law or the Company's

Restated Certificate of Incorporation or By-laws

now or hereafter in effect relating to Claims for

Indemnifiable Events and/or (ii) recovery under

any directors' and officers' liability insurance

policies maintained by the Company, regardless of

whether Indemnitee ultimately is determined to be

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entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

     6.     Partial Indemnity, Etc.  If Indemnitee is entitled
            ----------------------

under any provision of this Agreement to indemnification by

the Company for some or a portion of the Expenses,

judgments, fines, penalties and amounts paid in settlement

of a Claim but not, however, for all of the total amount

thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

Moreover, notwithstanding any other provision of this

Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims

relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal

without prejudice, Indemnitee shall be indemnified against

all Expenses incurred in connection therewith.  In

connection with any determination by the Reviewing Party or

otherwise as to whether Indemnitee is entitled to be

indemnified hereunder the burden of proof shall be on the

Company to establish that Indemnitee is not so entitled.

      7.    No Presumption.  For purposes of this Agreement, the
            --------------

termination of any claim, action, suit or proceeding, by

judgment, order, settlement (whether with or without

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court approval) or conviction, or upon a plea of nolo

contendere, or its equivalent, shall not create a

presumption that Indemnitee did not meet any particular

standard of conduct or have any particular belief or that a

court has determined that indemnification is not permitted

by applicable law.

      8.    Non-exclusivity, Etc.  The rights of the Indemnitee
            --------------------

hereunder shall be in addition to any other rights

Indemnitee may have under the Company's Restated

Certificate of Incorporation or By-laws or the Delaware

General Corporation Law or otherwise.  To the extent that a

change in the Delaware General Corporation Law (whether by

statute or judicial decision) permits greater

indemnification by agreement than would be afforded

currently under the Company's Restated Certificate of

Incorporation and By-laws and this Agreement, it is the

intent of the parties hereto that Indemnitee shall enjoy by

this Agreement the greater benefits so afforded by such

change.

      9.    Liability Insurance.  To the extent the Company
            -------------------

maintains an insurance policy or policies providing

directors' and officers' liability insurance, Indemnitee

shall be covered by such policy or policies, in accordance

with its or their terms, to the maximum extent of

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the coverage available for any Company director or officer.

     10.    Period of Limitations.  No legal action shall be
            ---------------------

brought and no cause of action shall be asserted by or on

behalf of the Company or any affiliate of the Company

against Indemnitee, Indemnitee's spouse, heirs, executors

or personal or legal representatives after the expiration

of two years from the date of accrual of such cause of

action, and any claim or cause of action of the Company or

its affiliate shall be extinguished and deemed released

unless asserted by the timely filing of a legal action

within such two-year period; provided, however, that if any

shorter period of limitations is otherwise applicable to

any such cause of action such shorter period shall govern.

     11.    Amendments, Etc.  No supplement, modification or
            ---------------

amendment of this Agreement shall be binding unless

executed in writing by both of the parties hereto.  No

waiver of any of the provisions of this Agreement shall be

deemed or shall constitute a waiver of any other provisions

hereof (whether or not similar) nor shall such waiver

constitute a continuing waiver.

     12.    Subrogation.  In the event of payment under this
            -----------

Agreement, the Company shall be subrogated to the

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extent of such payment to all of the rights of recovery of

Indemnitee, who shall execute all papers required and shall

do everything that may be necessary to secure such rights,

including the execution of such documents necessary to

enable the Company effectively to bring suit to enforce

such rights.

     13.    No Duplication of Payments.  The Company shall not
            --------------------------

be liable under this Agreement to make any payment in

connection with any claim made against Indemnitee to the

extent Indemnitee has otherwise actually received payment

(under any insurance policy, By-law or otherwise) of the

amounts otherwise indemnifiable hereunder.

     14.    Binding Effect, Etc.  This Agreement shall be
            -------------------

binding upon and inure to the benefit of and be enforceable

by the parties hereto and their respective successors,

assigns, including any direct or indirect successor by

purchase, merger, consolidation or otherwise to all or

substantially all of the business and/or assets of the

Company, spouses, heirs, and personal and legal

representatives.  The Company shall require and cause any

successor (whether direct or indirect by purchase, merger,

consolidation or otherwise) to all, substantially all, or a

substantial part, of the business and/or assets of the

Company, by written agreement in form and substance sat-

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isfactory to the Indemnitee, expressly to assume and agree

to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no

such succession had taken place.  This Agreement shall

continue in effect regardless of whether Indemnitee

continues to serve as a director [or executive officer] of

the Company or of any other enterprise at the Company's

request.

     15.    Severability.  The provisions of this Agreement
            ------------

shall be severable in the event that any of the provisions

hereof (including any provision within a single section,

paragraph or sentence) are held by a court of competent

jurisdiction to be invalid, void or otherwise unenforceable,

and the remaining provisions shall remain enforceable to the fullest extent permitted by law.  Furthermore, to the

fullest extent possible, the provisions of this Agreement

(including, without limitation, each portion of this

Agreement containing any provision held to be invalid, void

or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     16.    Governing Law.  This Agreement shall be governed by
             -------------

and construed and enforced in accordance with

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the laws of the State of Delaware applicable to contracts

made and to be performed in such State without giving effect to the principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties hereto have duly

executed and delivered this Agreement as of the ----- day

of ----------, 19--.

                       ANHEUSER-BUSCH COMPANIES, INC.

                      By: --------------------------
                          Name:
                          Title:

                          ---------------------------
                                 (Indemnitee)


























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